                                                                 (SELIGMAN LOGO)

                      SUPPLEMENT DATED JUNE 30, 2009 TO THE

                       PROSPECTUSES DATED MARCH 2, 2009 OF

                       SELIGMAN GLOBAL FUND SERIES, INC.,

               ON BEHALF OF ITS SELIGMAN EMERGING MARKETS FUND AND

                           SELIGMAN GLOBAL GROWTH FUND

         (EACH, A "SELLING FUND" AND COLLECTIVELY, THE "SELLING FUNDS")

At an adjourned Special Meeting of Shareholders (the "Meeting") held on June 29, 2009, shareholders who owned shares of each Selling Fund on April 3, 2009 approved the merger of that Selling Fund into its respective Buying Fund listed in the table below (each, a "Buying Fund").

                                                 TO BE MERGED INTO THE BUYING
SELLING FUND:                                    FUND NAMED BELOW:
SELIGMAN EMERGING MARKETS                        THREADNEEDLE EMERGING MARKETS
FUND                                             FUND, a fund that seeks to provide
                                                 shareholders with long-term capital growth.

SELIGMAN GLOBAL GROWTH                           THREADNEEDLE GLOBAL EQUITY
FUND                                             FUND, a fund that seeks to provide
                                                 shareholders with long-term capital growth.


It is anticipated that these mergers will occur in the third quarter of 2009.

Also at the Meeting shareholders of each Selling Fund on April 3, 2009 approved the Manager of Managers Proposal, a policy authorizing RiverSource Investments, LLC, the Selling Funds' investment adviser, with the approval of the Selling Funds' Board of Directors, to retain and replace subadvisers, or to modify subadvisory agreements, without obtaining shareholder approval.

For more information on the Buying Funds, please call 1-800-221-2450 for a prospectus.


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SL-9903-2 A (6/09)